UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2016, the Board of Directors of TESSCO Technologies Incorporated (the “Company”) approved an amendment, effective as of March 29, 2016, to Section 2.11 of the Company’s Sixth Amended and Restated By-Laws, as amended (the “By-Laws”), to provide that any director of the Company or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

The summary description of the amendment to Section 2.11 of the By-Laws set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of amended Section 2.11 of the By-Laws, as included in the Second Amendment to Sixth Amended and Restated By-Laws which is incorporated herein by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

3.1	Second Amendment to Sixth Amended and Restated By-Laws of TESSCO Technologies Incorporated, effective as of March 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/Aric Spitulnik.
Aric Spitulnik
Senior Vice President and Chief Financial Officer

Dated: March 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amendment to Sixth Amended and Restated By-Laws of TESSCO Technologies Incorporated, effective as of March 29, 2016.